UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                       OLD MUTUAL/CLAYMORE LONG-SHORT FUND
                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

            (Names of Co-Registrants As Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

TheAltmanGroup                                              Shareholder Services
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|                                |                              February 4, 2010
| Shareholder registration       |
| Printed here                   |
|                                |
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                                     URGENT


Re: Your Investment With CLAYMORE FUNDS

Dear Shareholder,

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in one or more of the Claymore Funds.

Please contact me immediately at 1-866-796-1290 EXT. 6373 - Monday through Friday 9 a.m. to 10 p.m. Eastern Time. This matter is very important, but will take only a moment of your time. The Altman Group has been engaged by Claymore to contact you. This is not a scam and no personal information is required when calling.

Thank you in advance for your assistance with this matter.

Sincerely,


/s/ Frederick M. Bonnell
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Frederick M. Bonnell
Shareholder Services


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         The Altman Group, Inc., 60 East 42nd Street, New York, NY 10165